--------------------------------------------------------------------------------
                                                                 AUGUST 14, 2000


                                                                      PROSPECTUS
                               [GRAPHIC OMITTED]


OTC PROFUND






                                                        [GRAPHIC OMITTED]
                                                             PROFUNDS

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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

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                  TABLE OF CONTENTS

          1       Overview

          4       Strategy

          6       Share Prices, Classes & Tax Information

          9       Shareholder Services Guide

         16       ProFunds Management








[GRAPHIC OMITTED]  PROFUND ADVISORS LLC
    PROFUNDS       INVESTMENT ADVISORS

--------------------------------------------------------------------------------

                                                         -----------------------
                                                                     OTC PROFUND
                                                                        OVERVIEW
                                                         -----------------------

OBJECTIVE

         The OTC ProFund seeks daily investment results that correspond to the performance of the NASDAQ 100 Index(TM).

PRINCIPAL STRATEGY

         ProFund Advisors, the investment advisor of the Fund, uses a "passive" approach to investing, employing quantitative analysis. On basis of this analysis, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the NASDAQ 100 Index(TM). ProFuNd Advisors does not make judgments about the investment merit of a particular stock, nor does it attempt to apply any economic, financial or market analysis. The Fund does not take temporary defensive positions.

         The ProFund principally invests in the equity securities included in the Nasdaq 100(TM) Index. The ProFund may invest in financial instruments such as futures contracts on stock indexes, options on futures contracts, swaps and options on securities indexes as a substitute for investing directly in the stocks of the index.

         The NASDAQ 100 Index(TM) contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index(TM) includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

PRINCIPAL RISKS

         Like all investments, the Fund entails risk. ProFund Advisors cannot guarantee that the Fund will achieve its objective. As with any mutual fund, the Fund could lose money, or its performance could trail that of other investment alternatives. An investment in the Fund:

              o is not federally insured

              o is not guaranteed by any government agency

              o is not a bank deposit

                                                                      Overview 1

         In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand the Fund's risks before making an investment in the Fund. These risks are described below.

              o MARKET RISK. The Fund is subject to market risks that will affect the value of its shares, including general economic and market conditions, as well as developments that impact specific industries or companies. Shareholders of the Fund should lose money when the NASDAQ 100 IndexTM declines.

              o LIQUIDITY RISK. In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the Fund from limiting losses or realizing gains.

              o CORRELATION RISK. While ProFund Advisors expects that the Fund will track the NASDAQ 100 IndexTM with a high level of correlation, there can be no guarantee that the Fund will be able to achieve a high level of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment goal.

              o RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES. The Fund uses investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

WHO MAY WANT TO CONSIDER INVESTING IN THE FUND

         The Fund may be appropriate for investors who are seeking investment results approximating the performance of the NASDAQ 100 IndexTM.

         The Fund may also be appropriate for investors who are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds do not limit how often an investor may exchange among the ProFunds and do not impose any transaction fee when investors buy, sell or exchange shares, other than a $15 wire redemption fee.

PERFORMANCE

         Because the Fund is newly formed and has no investment track record, it has no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

FEES AND EXPENSES

         The tables below describe the estimated fees and expenses you may pay if you buy and hold shares of the Fund during its first year of operations. THE FUND IS A "NO-LOAD" MUTUAL FUND. YOU PAY NO SALES CHARGE WHEN YOU BUY OR SELL SHARES, OR WHEN YOU REINVEST DIVIDENDS.

2 Overview

         SHAREHOLDER FEES - INVESTOR CLASS SHARES AND SERVICE CLASS SHARES (paid directly from your investment)

         Wire Redemption Fee*                                 $15

         ------------
         * This charge may be waived at the discretion of the ProFunds.



         ANNUAL OPERATING EXPENSES-INVESTOR CLASS SHARES (percentage of average daily net assets)

         Management fees                    0.70%

         Other expenses                     0.63%
                                            -----

         Total annual operating expenses    1.33%

         ANNUAL OPERATING EXPENSES-SERVICE CLASS SHARES (percentage of average daily net assets)

         Management fees                    0.70%

         Service fee(1)                     1.00%

         Other expenses                     0.63%
                                            -----

         Total annual operating expenses    2.33%

EXPENSE EXAMPLES

         The following examples illustrate the expenses you would have incurred on a $10,000 investment in the Fund, and are intended to help you compare the cost of investing in the Fund compared to other mutual funds. The examples assume that you invested for the time periods shown and redeemed all of your shares at the end of each period, that the Fund earned an annual return of 5% over the periods shown, that you reinvested all dividends and distributions, and that gross operating expenses remained constant. Because these examples are hypothetical and for comparison only, your actual costs will be different.

         INVESTOR CLASS EXPENSE EXAMPLES
                                                    1 YEAR    3 YEARS
                                                    ------    -------
                  OTC ProFund                        $135       $421


         SERVICE CLASS EXPENSE EXAMPLES
                                                    1 YEAR    3 YEARS
                                                    ------    -------
                  OTC ProFund                        $236       $727








----------------
(1) ProFunds has adopted a Shareholder Services Plan pursuant to which the Fund may pay fees of up to 1.00% of the net asset value of the Fund's Service Class shares to financial intermediaries that agree to provide services to customers holding Service Class shares. For additional information concerning the terms of the Shareholder Services Plan and related service agreements with financial intermediaries, see "Share Prices, Classes and Tax Information-Classes of Shares".

                                                                      Overview 3

                                                   -----------------------------
                                                                     OTC PROFUND
                                                                        STRATEGY
                                                   -----------------------------

WHAT THE FUND DOES

         The Fund:

              o Seeks to provide its shareholders with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

              o Uses a mathematical and quantitative approach designed to track the performance of the NASDAQ 100 IndexTM.

              o Pursues its objectives regardless of market conditions, trends or direction.

              o Seeks to provide correlation with its benchmark on a daily basis.

         ProFunds' Board of Trustees may change the Fund's investment objective without shareholder approval if, for example, it believes another benchmark might better suit shareholders needs.

WHAT THE FUND DOES NOT DO

         ProFund Advisors does not:

              o Conduct conventional stock research or analysis or forecast stock market movement in managing the Fund's assets.

              o Invest the Fund's assets in stocks or instruments based on
                ProFund Advisors' view of the fundamental prospects of particular companies.

              o Adopt defensive positions by investing in cash or other
                instruments in anticipation of an adverse climate for the Fund's benchmark index.

              o Seek to invest to realize dividend income from its investments.

              o Seek to provide correlation with the Fund's benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents the Fund from achieving such results.

IMPORTANT CONCEPTS

              o FUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

              o OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.


4 Strategy

              o DIVERSIFICATION. The Fund is classified as "non-diversified"
                under the federal securities laws. It has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of companies. This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the Fund intends to invest on a diversified basis under normal market conditions.

PORTFOLIO TURNOVER

         ProFund Advisors expects a significant portion of the Fund's assets to come from professional money managers and investors who use the Fund as part of "market timing" investment strategies. These strategies often call for frequent trading of Fund's shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the Fund of such trading, market timing trading could increase the rate of the Fund's portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while the Fund does not expect it, large movements of assets into and out of the Fund may negatively impact its abilities to achieve its investment objective or its level of operating expenses.




                                                                      Strategy 5

                                              ----------------------------------
                                                           SHARE PRICES, CLASSES
                                                             AND TAX INFORMATION
                                              ----------------------------------

CALCULATING THE FUND'S SHARE PRICES

         The Fund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

         Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of the Fund are traded in markets on days when the Fund's principal trading market(s) is closed, the Fund's net asset value may vary on days when investors cannot purchase or redeem shares.

         The Fund value shares of each class of shares by dividing the market value of the assets attributable to each class, less the liabilities attributable to the class, by the number of the class' outstanding shares. The Fund uses the following methods for arriving at the current market price of investments held by the Fund:

              o securities listed and traded on exchanges-the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

              o securities traded over-the-counter-NASDAQ-supplied information on the prevailing bid and asked prices.

              o futures contracts and options on indexes and securities-the last sale price prior to the close of regular trading on the NYSE.

              o options on futures contracts-priced at fair value determined with reference to established future exchanges.

              o bonds and convertible bonds generally are valued using a third-party pricing system.

              o short-term debt securities are valued at amortized cost, which approximates market value.

         When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, ProFunds' Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the Fund sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information ("SAI") for more details.

         THE NEW YORK STOCK EXCHANGE AND THE CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February),

6    Share Prices, Classes and Tax Information

         Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute to its shareholders every year all of the year's net investment income and net capital gains. The Fund will reinvest these distributions in additional shares unless a shareholder has written to request a direct cash distribution.

TAX CONSEQUENCES

         The Fund does not ordinarily pay income tax on its net investment income (which includes short-term capital gains) and net capital gain that it distributes to shareholders, but individual shareholders pay tax on the dividends and distributions they receive. Shareholders will generally be taxed regardless of how long they have held Fund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

         Distributions and dividends generally will be taxable as either ordinary income or long-term capital gains. For example, if the Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to shareholders at their long-term capital gain rate. Dividends and distributions may also be subject to state and local taxes.

         Every year the Fund will send shareholders tax information on the dividends and distributions for the previous year.

         If shareholders sell or redeem their Fund shares, they may have a capital gain or loss,


         which will be long-term or short-term, generally depending upon how long they have held the shares. An exchange of Fund shares may be treated as a sale.

         The tax consequences for tax deferred retirement accounts or non-taxable shareholders will be different.

         PLEASE KEEP IN MIND:

              o Whether a distribution by the Fund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on whether it is long-term capital gains of the Fund, not on how long an investor has owned shares of the Fund.

              o Dividends and distributions declared by the Fund in October,
                November or December of one year and paid in January of the next year may be taxable in the year the Fund declared them.

              o As with all mutual funds, the Fund may be required to withhold
                U.S. federal income tax at the rate of 31% of all taxable distributions and redemption proceeds, payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. You also may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.


                                   Share Prices, Classes and Tax Information   7

         PLEASE SEE THE SAI FOR MORE INFORMATION. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE THE TAX LAWS ARE SUBJECT TO CHANGE, PROFUND ADVISORS RECOMMENDS THAT SHAREHOLDERS CONSULT THEIR TAX ADVISORS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTMENT IN THE FUND.

CLASSES OF SHARES

         Investors in the Fund can purchase either Investor Class shares directly, or Service Class shares through an authorized firm, such as a registered investment advisor, a bank or a trust company. Under a shareholder services plan for Service Class shares, the Fund may pay an authorized firm up to 1.00% on an annualized basis of average daily net assets attributable to its customers who are Service Class shareholders.

         For this fee, the authorized firms may provide a variety of services, such as:

              o receiving and processing shareholder orders,

              o performing the accounting for the shareholder's account,

              o maintaining retirement plan accounts,

              o answering questions and handling correspondence for individual accounts,

              o acting as the sole shareholder of record for individual
                shareholders,

              o issuing shareholder reports and transaction confirmations,

              o executing daily investment "sweep" functions, and

              o furnishing investment advisory services.

         Service Class shareholders pay all fees and expenses applicable to Service Class shares.

         Because ProFunds adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, ProFunds believes the shareholder services plan is not covered by Rule 12b-1 under the Investment Company Act of 1940, which relates to payment of distribution fees. ProFunds does, however, follow the procedural requirements of Rule 12b-1 in connection with the implementation and administration of the shareholder services plan.

         An authorized firm generally represents in a service agreement used in connection with shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm's customers.

         ProFunds does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. ProFunds also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.


8   Share Prices, Classes and Tax Information

                                             -----------------------------------
                                                                     SHAREHOLDER
                                                                  SERVICES GUIDE
                                             -----------------------------------

CONTACTING PROFUNDS

         BY TELEPHONE:              (888) 776-3637 or (614) 470-8122--
                                    for investors
                                    (888) 776-5717--a phone line dedicated
                                    for use by financial professionals ONLY

         BY MAIL:                   ProFunds
                                    P.O. Box 182800
                                    Columbus, OH 43218-2800

         BY OVERNIGHT MAIL:         ProFunds
                                    c/o BISYS Fund Services
                                    3435 Stelzer Road
                                    Columbus, OH 43219

MINIMUM INVESTMENTS

              o $5,000 for discretionary accounts controlled by a financial professional.

              o $15,000 for self-directed accounts controlled directly by investors.

         These minimums apply to all accounts, including retirement plans, and apply to the total value of an investor's initial ProFunds investment. ProFunds reserves the right to reject or refuse, at its discretion, any order for the purchase of the Fund's shares in whole or in part.

OPENING YOUR PROFUNDS ACCOUNT

         BY MAIL: Send a completed application, along with a check payable to "ProFunds," to the aforementioned address. Cash, credit cards and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third party checks. All purchases must be made in U.S. dollars through a U.S. bank.

         BY WIRE TRANSFER: First, complete an application and fax it to ProFunds at (800) 782-4797 (toll-free) or (614) 470-8718. Next, call ProFunds at
         (888) 776-3637 (toll-free) or (614) 470-8122 to a) confirm receipt of the faxed application, b) request your new account number, c) inform ProFunds of the amount to be wired and d) receive a confirmation number for your purchase order. After receiving your confirmation number, instruct your bank to transfer money by wire to:

         UMB BANK, N.A.
         KANSAS CITY, MO
         ROUTING/ABA #:101000695
         PROFUNDS DDA #9870857952

         FOR FURTHER CREDIT TO: Your name, the name of the Fund, and your ProFunds account number.


         CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative.

                                                  Shareholder Services Guide   9

         After faxing a copy of the completed application, send the original to ProFunds via mail or overnight delivery. The addresses are shown on page 13 under "Contacting ProFunds - By mail".

         Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received.

         Please note that your bank may charge a fee to send or receive wires.

ESTABLISHING ACCOUNTS FOR TAX-SHELTERED RETIREMENT PLANS
         ProFunds sponsors Individual Retirement Accounts ("IRAs") that enable individual investors to set up their own retirement savings programs. ProFunds charges an annual fee of $15 per social security number for all types of IRAs to pay for the extra maintenance and tax reporting that these plans require. Investors in other types of retirement plans also may invest in the Fund. For additional information and an application, contact ProFunds directly by phone or at the above address.

PURCHASING ADDITIONAL PROFUNDS SHARES

         BY MAIL: Send a check payable to "ProFunds", noting the Fund and account number, to the aforementioned address. Cash, credit cards, and credit card checks are not accepted.

         Please contact ProFunds in advance if you wish to send third party checks. All purchases need to be made in U.S. dollars through a U.S. bank.

         BY WIRE TRANSFER: Call ProFunds to inform us of the amount you will be wiring and receive a confirmation number.

         You can then instruct your bank to transfer your funds to:

         UMB BANK, N.A.
         KANSAS CITY, MO
         ROUTING/ABA #:101000695
         PROFUNDS DDA #9870857952

         FOR FURTHER CREDIT TO: Your name, the name of the Fund, and your ProFunds account number.

         CONFIRMATION NUMBER: The confirmation number given to you by the ProFunds representative.

         Instructions, written or telephonic, given to ProFunds for wire transfer requests do not constitute a purchase order until the wire transfer has been received by ProFunds. ProFunds is not liable for any loss incurred due to a wire transfer not having been received. Please note that your bank may charge a fee to send or receive wires.

         PLEASE KEEP IN MIND WHEN PURCHASING SHARES:

              o The minimum subsequent purchase amount is $100.

              o ProFunds prices shares you purchase at the price per share next computed after we receive and accept your purchase order in good order. In order to be in good order, a purchase order must include a properly completed application and wire, check or other form of payment.

              o A wire order is considered in good order only if (i) you have called ProFunds under the procedures described above and (ii) PROFUNDS RECEIVES AND ACCEPTS YOUR WIRE. PROFUNDS ONLY ACCEPTS WIRES DURING THE TIMES IT PROCESSES WIRES: BETWEEN

10  Shareholder Services Guide

                8:00 A.M. AND 3:30 P.M. EASTERN TIME. Wires received after ProFunds' wire processing times will be processed the next business day and will receive that day's share price. If the primary exchange or market (generally, the CME), on which the Fund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market. ProFunds may resume receiving and accepting wires following the early close.

              o If your purchase is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on a cancelled transaction will accrue to the Fund.

              o Securities brokers and dealers have the responsibility of transmitting your orders promptly. Brokers and dealers may charge transaction fees on the purchase and/or sale of Fund shares.

EXCHANGES

         Shareholders can exchange shares of either class of the Fund for shares of either class of another ProFund not described in this prospectus, free of charge. ProFunds can only honor exchanges between accounts registered in the same name, and having the same address and taxpayer identification number.

         ProFunds accepts exchange orders by phone, in writing or through the Internet. You will need to specify the number of shares, or the percentage or dollar value of the shares you wish to exchange, and the ProFunds (and classes of shares) involved in the transaction.

         BY TELEPHONE: PROFUNDS CAN ONLY ACCEPT EXCHANGE ORDERS INVOLVING THE FUND BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:00 P.M. AND 9:00 P.M., EASTERN TIME. PROFUNDS MAY NOT RECEIVE OR ACCEPT ORDERS AT ANY OTHER TIME BY PHONE. If the primary exchange or market on which the Fund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market. ProFunds may resume receiving and accepting orders following the early close.

         BY INTERNET: Shareholders may use their personal computers to transact on-line exchanges of the Fund's shares at ProFunds' website (www.profunds.com). PROFUNDS CAN ONLY ACCEPT EXCHANGE ORDERS INVOLVING THE FUND BETWEEN 8:00 A.M. AND 3:55 P.M. AND BETWEEN 4:30 P.M. AND 9:00 P.M., EASTERN TIME. PROFUNDS MAY NOT RECEIVE OR ACCEPT ORDERS AT ANY OTHER TIME BY INTERNET. To access this service through the website, click on the "Trade/Access Account" Icon and you will be prompted to enter your Social Security Number. Follow the instructions to establish your Personal Identification Number (PIN) which will allow you to execute exchanges between ProFunds and access ProFunds account information. If the primary exchange or market on which the Fund transacts business closes early, the above cut off time will be 25 minutes prior to the close of such exchange or market. The ProFunds may resume receiving and accepting orders following the early close.

         Internet exchange transactions are extremely convenient, but are not free from risk. To ensure that all Internet transactions are safe, secure and as risk-free as possible, ProFunds has instituted certain safeguards and procedures for determining the identity of website users. As a


                                                 Shareholder Services Guide   11
         result, neither ProFunds nor its transfer agent will be responsible for any loss, liability, cost or expense for following Internet instructions they reasonably believe to be genuine. If you or your intermediary make exchange requests by the Internet, you will generally bear the risk of loss.

         ProFunds' prospectuses are readily available for viewing on the website.

         ProFunds may terminate the ability to exchange ProFund shares on its website at any time, in which case you may continue to exchange shares as otherwise provided in this prospectus.

         PLEASE KEEP IN MIND WHEN EXCHANGING SHARES:

              o An exchange actually is a redemption (sale) of shares of one
                ProFund and a purchase of shares of another ProFund.

              o The minimum exchange for self-directed accounts is $1,000 or, if less, for the account's current value.

              o You may exchange, on a regular basis, shares of the Money Market
                ProFund, (described in another prospectus) for shares of other ProFunds through an Automatic Exchange Plan. For more information on this option, please call ProFunds at 888-776-3637.

              o BEFORE EXECUTING AN EXCHANGE BETWEEN THE FUND FOR SHARES OF
                ANOTHER PROFUND, A SHAREHOLDER MUST FIRST REVIEW THE PROSPECTUS RELATED TO THE OTHER PROFUND. SUCH PROSPECTUS MAY BE OBTAINED BY CONTACTING THE PROFUNDS BY LETTER OR TELEPHONE AT THE ADDRESS OR TELEPHONE NUMBER NOTED ON THE BACK COVER OF THIS PROSPECTUS, OR BY VISITING THE PROFUNDS' WEBSITE (WWW.PROFUNDS.COM).

REDEEMING PROFUNDS SHARES

         YOU CAN REDEEM ALL OR PART OF YOUR SHARES AT THE PRICE NEXT DETERMINED AFTER WE RECEIVE AND ACCEPT YOUR REQUEST. PROFUNDS CAN ONLY ACCEPT REDEMPTION ORDERS INVOLVING THE FUND BY PHONE BETWEEN 8:00 A.M. AND 3:50 P.M. AND BETWEEN 4:00 P.M. AND 9:00 P.M., EASTERN TIME. ProFunds may not receive or accept orders at any time. If the primary exchange or market on which the Fund transacts business closes early, the above cut-off time will be 25 minutes prior to the close of such exchange or market. ProFunds may resume receiving and accepting orders following the early close.

         WRITTEN REDEMPTIONS

         To redeem all or part of your shares in writing, your request needs to include the following information and be sent to the aforementioned address:

              o name of the Fund,

              o the account number(s),

              o the amount of money or number of shares being redeemed,

              o the name(s) of the account owners,

              o the signature(s) of all registered account owners, and

              o your daytime telephone number.

         WIRE PAYMENT OF REDEMPTIONS

         If your account is authorized for wire redemption, your proceeds will be wired directly into the bank account you have designated. ProFunds charges a $15 service fee for a wire transfer of redemption proceeds, and your bank may charge an additional fee to receive the wire. If you

12  Shareholder Services Guide
         would like to establish this option on an existing account, please call ProFunds to request the appropriate form. Wire redemptions are not available for retirement accounts.

         SIGNATURE GUARANTEE

         Certain redemption requests must include a signature guarantee. Your request needs to be in writing and include a signature guarantee if any of the following situations apply:

              o Your account registration or address has changed within the last
                30 calendar days.

              o The check is being mailed to a different address than the one on your account.

              o The check or wire is being made payable to someone other than the account owner.

              o The redemption proceeds are being transferred to an account with a different registration.

              o You wish to redeem more than $100,000.

              o You are adding or changing wire instructions on your account.

              o Other unusual situations as determined by ProFund's transfer agent.

         Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stock broker, a savings association or a national securities exchange.

         PLEASE KEEP IN MIND WHEN REDEEMING SHARES:

              o Redemptions from self-directed accounts must be for at least
                $1,000 or, if less, for the account's entire current value. The remaining balance needs to be above the applicable minimum investment.

              o ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check or Automatic Investment, ProFunds may wait up to 15 days before sending redemption proceeds to assure that its transfer agent has collected the purchase payment.

              o ProFunds will remit payment of telephone redemptions only to the address or bank of record on the account application. You must submit, in writing, a request for payment to any other address, along with a signature guarantee from a financial service organization.

              o To redeem shares in a retirement account, your request needs to be in writing, except for exchanges to other ProFunds, which can be requested by phone or in writing. Call ProFunds to request a retirement distribution form.

              o Involuntary Redemptions: ProFunds reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in ProFunds due to redemption. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for partial redemption by an investor that would bring the account below the minimum investment will be treated as a request by the investor for a complete redemption of the account.

                                                  Shareholder Services Guide  13

         SUSPENSION OF REDEMPTIONS

         Your right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"); (ii) for any period during which an emergency exists, as determined by the SEC, so that disposal of a ProFund's investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for protection of ProFunds' investors.

         AUTOMATIC INVESTMENT AND REDEMPTION PLANS

         Shareholders may buy and redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100 and the minimum automatic redemption is $500. These minimums are waived for IRA shareholders 70 fi years of age or older.

         ABOUT TELEPHONE TRANSACTIONS

              o IT MAY BE DIFFICULT TO REACH PROFUNDS BY TELEPHONE DURING
                PERIODS OF HEAVY MARKET ACTIVITY OR OTHER TIMES. IF YOU ARE UNABLE TO REACH US BY TELEPHONE, CONSIDER SENDING WRITTEN INSTRUCTIONS.

              o You may initiate numerous transactions by telephone. Please note, however, that ProFunds and its agents will not be responsible for losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.





14   Shareholder Services Guide

                                             -----------------------------------
                                                                        PROFUNDS
                                                                      MANAGEMENT
                                             -----------------------------------

BOARD OF TRUSTEES AND OFFICERS

         The ProFunds' Board of Trustees is responsible for the general supervision of the Fund. The ProFunds' officers are responsible for day-to-day operations of the Fund.

INVESTMENT ADVISORS

         PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to the Fund. Founded in 1997, ProFund Advisors provides investment advisory and/or management services to 29 mutual fund portfolios, totaling approximately $1.8 billion in assets, as of June 30, 2000. ProFund Advisors oversees the investment and reinvestment of the assets of the Fund, for which it is entitled to receive fees equal to 0.70% of the average daily net assets of the Fund. ProFund Advisors bears the costs of advisory services.

         MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, formerly served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)Funds. In addition, Mr. Sapir practiced law primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

         LOUIS M. MAYBERG, President of ProFund Advisors LLC, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

         WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at George Washington University. He earned his degrees at University of Kentucky.

         Each Benchmark ProFund is managed by an investment team chaired by Dr. Seale.


                                                          ProFunds Management 15

OTHER SERVICE PROVIDERS

         BISYS Fund Services ("BISYS"), located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the Fund, providing operations, compliance and administrative services. ProFunds pays BISYS a fee, on a sliding scale, for its administrative services ranging from 0.15% of daily net assets of $0 to $300 million to 0.05% of average daily net assets of $1 billion and over.

         ProFund Advisors also performs client support and administrative services for the Fund. The Fund pays a fee of 0.15% of its average daily net assets for these services.

OTHER INFORMATION

         "NASDAQ 100 IndexTM" is a trademark of the NASDAQ Stock Markets, Inc. ("NASDAQ"). The Fund is not sponsored, endorsed, sold or promoted by NASDAQ and NASDAQ makes no representation regarding the advisability of investing in the Fund.

         IF THE FUND DOES NOT GROW TO A SIZE TO PERMIT IT TO BE ECONOMICALLY VIABLE, THE FUND MAY CEASE OPERATIONS. IN SUCH AN EVENT, INVESTORS MAY BE REQUIRED TO LIQUIDATE OR TRANSFER THEIR INVESTMENTS AT AN INOPPORTUNE TIME.




16    ProFunds Management

--------------------------------------------------------------------------------

         You can find more detailed information about the OTC ProFund in its current Statement of Additional Information, dated August 7, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated August 7, 2000. To receive your free copy of a Statement of Additional Information, or if you have questions about investing in the OTC ProFund, write us at:

         PROFUNDS
         P.O. BOX 182800
         COLUMBUS, OH 43218-2800
         or call our toll-free numbers:
         (888) PRO-FNDS (888) 776-3637 FOR INVESTORS
         (888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY or visit our website www.profunds.com

         You can find other information about the OTC ProFund on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the OTC ProFund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

         PROFUNDS EXECUTIVE OFFICES
         BETHESDA, MD






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INNOVATIONS IN INDEXING

      811-08239
        PROBK
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